Exhibit 10.7

FIRST AMENDMENT TO THE
STOCK OPTION PLAN
OF
PROPETRO HOLDING CORP.

THIS FIRST AMENDMENT TO THE STOCK OPTION PLAN OF PROPETRO HOLDING CORP. (this “Amendment”), dated as of June 14 , 2013, is made and adopted by ProPetro Holding Corp., a Texas corporation (the “Company”), subject to the approval of the stockholders of the Company. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Option Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Stock Option Plan of ProPetro Holding Corp., adopted as of March 4, 2013 (the “Option Plan”);

WHEREAS, the Company desires to further amend the Option Plan as set forth herein; and

WHEREAS, pursuant to Section 7.3 of the Option Plan, the Option Plan may be amended at any time and from time to time by the Board or the Committee; provided that approval by the Company’s stockholders is required for any amendment to the Option Plan that increases the number of shares which may be issued under the Option Plan (other than certain adjustments under the Option Plan).

NOW, THEREFORE, BE IT RESOLVED, that, subject to the approval of the stockholders of the Company, the Option Plan shall be amended as follows:

1.         Section 2.1 of the Option Plan is hereby amended and restated in its entirety as follows:

“Section 2.1 Shares Subject to Plan. The shares of stock subject to Options shall be shares of Common Stock. Subject to Section 7.1, the aggregate number of such shares which may be issued upon exercise of Options shall not exceed 411,385,080 shares of Common Stock.”

2.         This Amendment shall be effective as of the date of its approval by the stockholders of the Company.

3.         Upon approval by the stockholders of the Company, this Amendment shall be incorporated in and form a part of the Option Plan.

4.         Except as set forth herein, the Option Plan shall remain in full force and effect following the date of this Amendment.

[Signature page follows]

I hereby certify that the foregoing Amendment was adopted by the Board of Directors of ProPetro Holding Corp. as of June 14 , 2013.

* * * * *

I hereby certify that the foregoing Amendment was approved by the stockholders of ProPetro Holding Corp. as of June 14 , 2013.

Executed as of June 14 , 2013.

By:	/s/ Dale Redman
Name: Dale Redman
Title: Chief Executive Officer

FIRST AMENDMENT TO THE STOCK OPTION PLAN